2004/10/8
                                                        Toyota Motor Corporation

                  Summary of Amendment Reports on Bulk Holding
                  --------------------------------------------

o The following is a summary of the amendment reports on bulk holding prepared pursuant to Paragraph 1, Article 27-25 of the Securities and Exchange Law.

o On October 1, 2004, due to the corporate split of ARACO Corporation, the automobile division was transferred to Toyota Auto Body Co., Ltd., and on the same day, the merger of Toyota Boshoku Corporation (the surviving company), TakaNichi Co., Ltd. and ARACO Corporation took place. As a result of the dissolution of ARACO Corporation due to this merger, there was a change in the joint holders, and concurrently, the percentage of shares of Toyota Boshoku Corporation held by Toyota Motor Corporation has increased.

o Holding purposes are for strategic investment (maintenance and development of the business relationship).

o These amendment reports were filed with the Director of the Tokai Local Finance Bureau on October 8, 2004.



------------------------------------------------------------------------------------------------------------------------------------
Issuing Company: Toyota Auto Body Co., Ltd.                                                                                   Total

-----------------------------------------------------------------------------------------------------------------------------------
Total number of issued
shares (shares)              113,566,786
------------------------------------------------------------------------------------------------------------------------------------
Name of submitter           Toyota Motor      Kanto Auto        Toyota Hokkaido      Kyoho Machine      Toyota Auto
                            Corporation       Works, Ltd.       Parts Distributor     Works, Ltd.      Body Co., Ltd.
                                                                   Co., Ltd.
------------------------------------------------------------------------------------------------------------------------------------

Number of shares held         63,631,659         35,000               7,000            11,576           1,828,847         65,514,082
(shares)
------------------------------------------------------------------------------------------------------------------------------------
Number of potentially
diluted shares held
(shares)                              -              -                   -                 -                   -                  -
------------------------------------------------------------------------------------------------------------------------------------
Percentage of shares              56.03%          0.03%               0.01%             0.01%               1.61%             57.69%
currently held
------------------------------------------------------------------------------------------------------------------------------------
Percentage of shares
previously held                   50.01%          0.04%               0.01%             0.01%                  -              50.18%
------------------------------------------------------------------------------------------------------------------------------------
Acquisition and               20,505,520            -                   -                  -            1,817,409
disposal of shares          (Acquisition)                                                            (Acquisition)
during the last sixty
(60) days
------------------------------------------------------------------------------------------------------------------------------------
Amount of funds for           11,780,738            -                   -                  -
acquisition (thousand
yen)                                                   -                   -

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Issuing Company: Toyota Tsusho Corporation

-----------------------------------------------------------------------------------------------------------------------------------
Total number of issued
shares (shares)              282,867,304
------------------------------------------------------------------------------------------------------------------------------------
Name of submitter           Toyota Motor        Toyofuji        Central Motor        Daihatsu Motor   Hino Motors,  Kanto Auto
                            Corporation        Shipping Co.,    Wheel Co., Ltd.       Co., Ltd.          Ltd.       Works, Ltd.
                                                   Ltd.
------------------------------------------------------------------------------------------------------------------------------------
Number of shares held         65,030,725         72,765              72,636            66,701          294,819       147,409
(shares)
------------------------------------------------------------------------------------------------------------------------------------
Number of potentially
diluted shares held
(shares)                              -              -                   -                  -                -            -
------------------------------------------------------------------------------------------------------------------------------------
Percentage of shares              22.99%          0.03%               0.03%             0.02%            0.10%         0.05%
currently held
------------------------------------------------------------------------------------------------------------------------------------
Percentage of shares
previously held                   22.99%          0.03%               0.03%             0.02%            0.10%         0.05%
------------------------------------------------------------------------------------------------------------------------------------
Acquisition and
disposal of shares
during the last sixty
(60) days                             -              -                   -                  -                -            -
------------------------------------------------------------------------------------------------------------------------------------

Amount of funds for
acquisition (thousand
yen)                           4,895,056             -                   -                  -                 -           -
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------

                                                   Total
--------------------------------------------------------



--------------------------------------------------------
 Toyota Auto    Horie Metal
 Body Co., Ltd. Industry Co.,
                   Ltd.
--------------------------------------------------------
  308,826        25,467                       66,019,348

--------------------------------------------------------


      -              -                               -
--------------------------------------------------------
 0.11%         0.01%                             23.34%

--------------------------------------------------------

 0.11%         0.01%                             23.36%
--------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
Issuing Company: Toyoda Gosei Co., Ltd.

-----------------------------------------------------------------------------------------------------------------------------------
Total number of issued
shares (shares)              130,010,011
------------------------------------------------------------------------------------------------------------------------------------
Name of submitter           Toyota Motor    Daihatsu Motor    Hino Motors,   Kanto Auto     Toyota Auto      Central Motor
                            Corporation       Co., Ltd.       Ltd.           Works, Ltd.    Body Co., Ltd.   Wheel Co.,Ltd.

------------------------------------------------------------------------------------------------------------------------------------

Number of shares held       55,459,486       44,005           44,005         44,005           46,807           14,668
(shares)
-----------------------------------------------------------------------------------------------------------------------------------
Number of potentially
diluted shares held
(shares)                             -            -                -              -                 -               -
-----------------------------------------------------------------------------------------------------------------------------------
Percentage of shares           42.66%          0.03%            0.03%          0.03%             0.04%           0.01%
currently held
-----------------------------------------------------------------------------------------------------------------------------------
Percentage of shares
previously held                44.67%          0.04%            0.04%          0.04%             0.04%           0.01%
-----------------------------------------------------------------------------------------------------------------------------------
Acquisition and
disposal of shares
during the last sixty
(60) days                                         -                   -                             -               -
-----------------------------------------------------------------------------------------------------------------------------------
Amount of funds for
acquisition (thousand
yen)                        14,484,087            -                   -                             -                -
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------

                                          Total
---------------------------------------------------

Horie Metal
Industry Co.,
Ltd.
---------------------------------------------------
   16,000                              55,668,976

-------------------------------------------------


      -                                         0
-------------------------------------------------
  0.01%                                   42.82%

-------------------------------------------------

  0.01%                                   44.85%
-------------------------------------------------


     -
-------------------------------------------------



1,000,000
--------------------------------------------------


---------------------------------------------------------------------------------------------------------
Issuing Company: Toyota Boshoku Corporation                                                        Total

---------------------------------------------------------------------------------------------------------
Total number of issued
shares (shares)              187,665,738
---------------------------------------------------------------------------------------------------------
Name of submitter             Toyota Motor           Toyota Auto
                              Corporation           Body Co., Ltd.

---------------------------------------------------------------------------------------------------------


Number of shares held          87,873,995              5,016,000                              92,889,995
(shares)
---------------------------------------------------------------------------------------------------------
Number of potentially
diluted shares held
(shares)                               -                      -                                         -
---------------------------------------------------------------------------------------------------------
Percentage of shares
currently held                     46.82%                  2.67%                                  49.50%
---------------------------------------------------------------------------------------------------------
Percentage of shares
previously held                    15.56%                     -                                   15.56%
---------------------------------------------------------------------------------------------------------
Acquisition and                77,420,995             5,016,000
disposal of shares           (Acquisition)         (Acquisition)
during the last sixty
(60) days
---------------------------------------------------------------------------------------------------------
Amount of funds for
acquisition (thousand
yen)                             1,152,097                     -
---------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------
Issuing Company: Aioi Insurance Company Limited                                                    Total

---------------------------------------------------------------------------------------------------------
Total number of issued
shares (shares)               756,201,411
---------------------------------------------------------------------------------------------------------
Name of submitter             Toyota Motor         Toyofuji        Toyota Auto
                              Corporation         Shipping Co.,    Body Co., Ltd.
                                                     Ltd.
---------------------------------------------------------------------------------------------------------

Number of shares held         252,567,758         42,194              84,388                252,694,340
(shares)
--------------------------------------------------------------------------------------------------------
Number of potentially
diluted shares held
(shares)                              -               -                    -                          -
--------------------------------------------------------------------------------------------------------
Percentage of shares
currently held                     33.40%          0.01%               0.01%                     33.42%
--------------------------------------------------------------------------------------------------------
Percentage of shares
previously held                    33.40%          0.01%               0.01%                     33.42%
--------------------------------------------------------------------------------------------------------
Acquisition and                        -              -              42,194
disposal of shares                                             (Acquisition)
during the last sixty
(60) days
--------------------------------------------------------------------------------------------------------
Amount of funds for
acquisition (thousand
yen)                           53,675,288             -
--------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------
Issuing Company: Trinity Industrial Corporation                                                                               Total

------------------------------------------------------------------------------------------------------------------------------------
Total number of issued
shares (shares)            18,220,000
------------------------------------------------------------------------------------------------------------------------------------
Name of submitter         Toyota Motor   Daihatsu Motor     Hino Motors,   Kanto Auto    Toyota Auto     Central Motor
                          Corporation     Co., Ltd.            Ltd.        Works, Ltd.   Body Co., Ltd.  Wheel Co., Ltd.

------------------------------------------------------------------------------------------------------------------------------------

Number of shares held         7,595,480    100,000          100,000         100,000       150,000           50,000         8,095,480
(shares)
------------------------------------------------------------------------------------------------------------------------------------
Number of potentially
diluted shares held
(shares)                           -             -                -              -             -                -                 -
------------------------------------------------------------------------------------------------------------------------------------
Percentage of shares
currently held                 41.69%        0.55%            0.55%          0.55%         0.82%             0.27%            44.43%
------------------------------------------------------------------------------------------------------------------------------------
Percentage of shares
previously held                41.69%        0.55%            0.55%          0.55%         0.55%             0.27%            44.43%
------------------------------------------------------------------------------------------------------------------------------------
Acquisition and                                 -
disposal of shares
during the last sixty
(60) days                          -            -                -              -         50,000
                                                                                    (Acquisition)             -
------------------------------------------------------------------------------------------------------------------------------------
Amount of funds for
acquisition (thousand
yen)                           679,745          -                -              -               -                -
------------------------------------------------------------------------------------------------------------------------------------